                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



       The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1997 between the Company and First Trust (N.A), as Trustee of Home Improvement & Home Equity Loan Trust 1997-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

       1. The Monthly Report for the period from April 1, 1997 to April 30, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

       2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

       IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of May, 1997.

                                           GREEN TREE FINANCIAL CORP.



                                           BY: /s/ Phyllis A. Knight
                                               --------------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


       The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1997 between the Company and First Trust National Association, as Trustee of Home Improvement & Home Equity Loan Trust 1997-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

       1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

       2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

       IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of May, 1997.

                                      GREEN TREE FINANCIAL CORP.



                                      BY: /s/ Phyllis A. Knight
                                          -----------------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   APRIL 1997

                                 Distribution Date: 5/15/97
                                 CUSIP#:  393505 SY9 SZ6 TA0 TB8 TC6
                                 TD4 TE2
                                 Trust Account:  3335560-0

          CLASS HI: A CERTIFICATES
          ------------------------

     1.   (a) Sub-Pool HI Amount Available
              (including Monthly Servicing Fee)                        $2,638,908.85

          (b) Class HI: M-1 Interest Deficiency Amount
              (if any), Class HI: M-2 Interest Deficiency
              Amount (if any) and Class HI: B-1 Interest
              Deficiency Amount (if any) withdrawn for prior
              Payment Date                                                       .00

          (c) Sub-Pool HI Amount Available after giving effect to
              withdrawal of any Class HI: M-1 Interest Deficiency
              Amount, Class HI: M-2 Interest Deficiency Amount and
              Class HI: B-1 Interest Deficiency Amount for prior
              Payment Date                                              2,638,908.85

     2. Aggregate Interest

          (a)  Class HI: A-1 Pass-through Rate                6.30%

          (b)  Class HI: A-1 Interest                                     146,404.76

          (c)  Class HI: A-2 Pass-through Rate                6.75%

          (d)  Class HI: A-2 Interest                                     101,250.00

          (e)  Class HI: A-3 Pass-through Rate                7.05%

          (f)  Class HI: A-3 Interest                                     123,480.75

     3.   Amount applied to Unpaid Class HI: A Interest Shortfall                .00

     4.   Remaining Unpaid Class HI: A Interest Shortfall                        .00


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 2

                                   Distribution Date: 5/15/97
                                   CUSIP#:  393505 SY9 SZ6 TA0 TB8 TC6
                                   TD4 TE2
                                   Trust Account:  3335560-0

             PRINCIPAL

      5.  Sub-Pool HI: Class A Formula Principal Distribution Amount:
             (a)  Scheduled Principal                    197,690.74
             (b)  Principal Prepayments                1,580,980.85
             (c)  Liquidated Contracts                          .00
             (d)  Repurchases                                   .00
             (e)  Previously undistributed
             (f)  Principal Amounts                             .00

                     Total Principal                                              1,778,671.59

      6.  Pool Scheduled Principal Balance of Sub-Pool HI                        82,181,179.14

      7.  Sub-Pool HI Senior Percentage for such Payment Date                              100%

      8.  Class HI: A Principal Distribution:

             (a)  Class HI: A-1                                                   1,778,671.59
             (b)  Class HI: A-2                                                            .00
             (c)  Class HI: A-3                                                            .00

      9.  Class HI: A Principal Balance:

             (a)  Class HI: A-1 Principal Balance                                26,107,949.14
             (b)  Class HI: A-2 Principal Balance                                18,000,000.00
             (c)  Class HI: A-3 Principal Balance                                21,018,000.00

          CLASS HI: M-1 CERTIFICATES
          --------------------------

      10. Sub-Pool HI Amount Available less the Class HI:
          A Distribution Amount (including Monthly
          Servicing Fee)                                                           489,101.75


                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-A
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 3

                                      Distribution Date: 5/15/97
                                      CUSIP#:  393505 SY9 SZ6 TA0 TB8 TC6
                                         TD4 TE2
                                      Trust Account:  3335560-0

      INTEREST

11.   Current Interest
       (a) Class HI: M-1 Pass-through Rate                7.47%
       (b) Class HI: M-1 Interest                                     42,460.73

12.   Amount applied to Unpaid Class HI: M-1 Interest Shortfall             .00

13.   Amount applied to Class HI: M-1 Interest Deficiency Amount            .00

14.   Remaining unpaid Class HI: M-1 Interest Deficiency Amount             .00

15.   Remaining Unpaid Class HI: M-1 Interest Shortfall                     .00

      PRINCIPAL

16.   Sub-Pool HI: Class M-1 Formula Principal Distribution Amount:

         (a)   Scheduled Principal                         .00
         (b)   Principal Repayments                        .00
         (c)   Liquidated Contracts                        .00
         (d)   Repurchases                                 .00
         (e)   Previously undistributed
               Principal Amounts                           .00

                   Total Principal                         .00

17.   Pool Scheduled Principal Balance of Sub-Pool HI             82,181,179.14

18.   Sub-Pool HI Senior Percentage for such Payment Date                   100%

19.   Class HI: M-1 Principal Balance                                       .00

20.   Class HI: M-1 Principal Balance                              6,821,000.00


                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-A
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 4

                                      Distribution Date: 5/15/97
                                      CUSIP#:  393505 SY9 SZ6 TA0 TB8 TC6
                                   TD4 TE2
                                      Trust Account:  3335560-0


          INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

21.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount                .00

22.  Class HI: M-1 Liquidation Loss Principal Amount                        .00

23.  Interest at Class HI: M-1 Pass-Through Rate on:

       (a)    Class HI: M-1 Liquidation Loss Principal Amount               .00
       (b)    Unpaid Class HI: M-1 Liquidation Loss Interest
              Shortfall                                                     .00

24.  Amount applied to such interest                                        .00

25.  Liquidation Loss interest remaining unpaid                             .00


     CLASS HI: M-2 CERTIFICATES

26.  Sub-Pool HI Amount Available less the Class HI:
     A Distribution Amount and Class HI: M-1 Distribution
     Amount (including Monthly Servicing Fee)                        446,641.02


     INTEREST

27.  Current Interest
       (a)    Class HI: M-2 Pass-Through Rate                              7.76%
       (b)    Class HI: M-2 Interest                                  27,573.87

28.  Amount applied to Unpaid Class HI: M-2 Interest Shortfall              .00

29.  Amount applied to Class HI: M-2 Interest Deficiency Amount             .00

30.  Remaining unpaid Class HI: M-2 Interest Deficiency Amount              .00

31.  Remaining unpaid Class HI: M-2 Interest Shortfall                      .00


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 5

                                   Distribution Date:  5/15/97
                                   CUSIP#:  393505 SY9 SZ6 TA0 TB8 TC6
                                   TD4 TE2
                                   Trust Account:  3335560-0

     PRINCIPAL

32.  Sub-Pool HI: Class M-2 Formula Principal Distribution Amount:
          (a)  Scheduled Principal                 .00
          (b)  Principal Prepayments               .00
          (c)  Liquidated Contracts                .00
          (d)  Repurchases                         .00
          (e)  Previously undistributed
               Principal Amounts                   .00

                                Total Principal                         .00

33.  Pool Schedule Principal of Sub-Pool HI                   82,181,179.14

34.  Sub-Pool HI Senior Percentage for such Payment Date                100%

35.  Class HI: M-2 Principal Distribution                               .00

36.  Class HI: M-2 Principal Balance                           4,264,000.00

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

37.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount            .00

38.  Class HI: M-2 Liquidatin Loss Principal Amount                     .00

39.  Interest at Class HI: M-2 Pass-Through Rate on:

          (a)  Class HI: M-2 Liquidation Loss Principal Amount          .00
          (b)  Unpaid Class HI: M-2 Liquidation Loss
               Interest Shortfall                                       .00

40.  Amount applied to such interest                                    .00

41.  Liquidation Loss interest remaining unpaid                         .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 6

                                      Distribution Date: 5/15/97
                                      CUSIP#:  393505 SY9 SZ6 TA0 TB8 TC6
                                      TD4 TE2
                                      Trust Account:  3334953-0

          CLASS HI: B Principal Distribution Tests
          (tests must be satisfied on and after the Payment Date occurring in October 1999)

     42.  Sub-Pool HI Average Sixty-Day Delinquency Ratio Test

               (a) Sixty-Day Delinquency Ratio for current
                   Payment Date                                       .09%

               (b) Average Sixty-Day Delinquency Ratio Test
                   (arithmetic average of ratios for this month
                   and two preceding months; may not exceed 2.5%)     .03%

     43.  Sub-Pool HI Average Thirty-Day Delinquency Ratio Test

               (a) Thirty-Day Delinquency Ratio for current
                   Payment Date                                       .19%

               (b) Average Thirty-Day delinquency Ratio Test
                   (arithmetic average of ratios for this month
                   and two preceding months; may not exceed 5%)       .12%

     44.  Sub-Pool HI Cumulative Realized Losses Test

               (a) Cumulative Realized Losses for current
                   Payment Date (as a percentage of Cut-off Date
                   Pool Principal Balance: may not exceed 9%)         .00%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 7

                                      Distribution Date: 5/15/97
                                      CUSIP#:  393505 SY9 SZ6 TA0 TB8 TC6 TD4
                                      TE2
                                      Trust Account:  3335560-0

     45.  Sub-Pool HI Current Realized Losses Test

               (a) Current Realized Losses for current
                   Payment Date                                       .00

               (b) Current Realized Loss Ratio (total Realized Losses for most recent three months, multiplied By 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date; may not
                   exceed 2.5%)                                       .00%

     46.  Class HI: B Principal Balance Test

               (a) Class HI: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled Principal Balance for prior Payment Date (must equal or exceed 14.5%)
                                                                         7.11%

          CLASS HI: B-1 CERTIFICATES
          --------------------------

     47. Sub-Pool HI Amount Available less the Class HI: A Distribution Amount and Class HI: M Distribution Amount (including Monthly
          Servicing Fee)                                           419,067.15

          INTEREST

     48.  Class HI: B-1 Pass-Through Rate                      7.58%

     49.  Current Interest                                             25,588.82

     50.  Amount applied to Unpaid Class HI: B-1 Interest Shortfall          .00

     51.  Amount applied to Class HI: B-1 Interest Deficiency Amount         .00

     52.  Remaining unpaid Class HI: B-1 Interest Deficiency Amount          .00

     53.  Remaining Unpaid Class HI: B-1 Interest Shortfall                  .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 8

                                     Distribution Date: 5/15/97
                                     CUSIP#:  393505 SY9 SZ6 TA0 TB8 TC6 TD4 TE2
                                     Trust Account:  3335560-0
          PRINCIPAL

     54.  Sub-Pool HI: Class B-1 Formula Principal Distribution Amount:
               (a)  Scheduled Principal                 .00
               (b)  Principal Prepayments               .00
               (c)  Liquidated Contracts                .00
               (d)  Repurchases                         .00
               (e)  Previously undistributed
                    Principal Amounts                   .00

                              Total Principal                              .00

     55.  Pool Scheduled Principal of Sub-Pool HI                82,181,179.14

     56.  Class HI: B Percentage for such Payment Date                      0%

     57.  Class HI: B Percentage of Formula Principal
          Distribution Amount                                              .00

     58.  Class HI: B Principal Balance                           5,970,230.00

     59.  Class HI: B-1 Principal Balance                         4,051,000.00

              INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

     60.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount          .00

     61.  Class HI: B-1 Liquidation Loss Principal Amount                  .00

     62.  Interest at Class HI: B-1 Pass-Through Rate on:

               (a)  Class HI: B-1 Liquidation Loss Principal Amount        .00
               (b)  Unpaid Class HI: B-1 Liquidation Loss
                    Interest Shortfall                                     .00

     63.  Amount applied to such interest                                  .00

     64.  Liquidation Loss interest remaining unpaid                       .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 9

                                     Distribution Date: 5/15/97
                                     CUSIP#:  393505 SY9 SZ6 TA0 TB8 TC6 TD4 TE2
                                     Trust Account:  3335560-0

              CLASS HI: B-2 CERTIFICATES

     65.  Remaining Sub-Pool HI Amount Available                  393,478.33
          INTEREST

     66.  Class HI: B-2 Pass-Through Rate                   7.90%

     67.  Current Interest                                         12,634.93

     68.  Amount applied to Unpaid Class HI: B-2 Interest Shortfall          .00

     69.  Remaining Unpaid Class HI: B-2 Interest Shortfall                  .00

          PRINCIPAL

     70.  Sub-Pool HI: Class B-2 Formula Principal Distribution Amount:

               (a)  Scheduled Principal                 .00
               (b)  Principal Prepayments               .00
               (c)  Liquidated Contracts                .00
               (d)  Repurchases                         .00
               (e)  Previously undistributed
                    Principal Amounts                   .00

                              Total Principal                               .00

     71.  Pool Scheduled Principal Balance of Sub-Pool HI         82,181,179.14



     72.  Class HI B Percentage for such Payment Date                        0%

     73.  Class HI: B Percentage of Formula Principal Distribution
          Amount                                                            .00

     74.  Current Principal (Class HI: B Percentage of Formula
          Principal Distribution Amount less Class HI: B-1
          Principal Balance)                                                .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   APRIL 1997
                                    Page 10

                                 Distribution Date: 5/15/97
                                 CUSIP#:  393505 SY9 SZ6 TA0 TB8 TC6 TD4 TE2
                                 Trust Account:  3335560-0

     75.  Class HI: B-2 Liquidation Loss Principal Amount                   .00

     76.  Class HI: B-2 Guaranty Payment                                    .00

     77.  Class HI: B-2 Class HI:Principal Balance                 1,919,230.00

          INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

     78.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount           .00

     79.  Class HI: B-2 Liquidation Loss Principal Amount                   .00

     80.  Interest at Class HI: B-2 Pass-Through Rate on:

               (a)  Class HI: B-2 Liquidation Loss Principal Amount         .00
               (b)  Unpaid Class HI: B-2 Liquidation Loss Interest
                    Shortfall                                               .00

     81.  Amount applied to such interest                                   .00

     82.  Liquidation Loss interest remaining unpaid                        .00

          CLASS HI: A, CLASS HI: M, and CLASS HI: B CERTIFICATES
          ------------------------------------------------------

     83.  Sub-Pool HI Pool Factors

               (a) Class HI: A-1 Pool Factor                          .89410785
               (b) Class HI: A-2 Pool Factor                         1.00000000
               (c) Class HI: A-3 Pool Factor                         1.00000000
               (d) Class HI: M-1 Pool Factor                         1.00000000
               (e) Class HI: M-2 Pool Factor                         1.00000000
               (f) Class HI: B-1 Pool Factor                         1.00000000
               (g) Class HI: B-2 Pool Factor                         1.00000000

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   APRIL 1997
                                    Page 11

                                 Distribution Date: 5/15/97
                                 CUSIP#:  393505 SY9 SZ6 TA0 TB8 TC6 TD4 TE2
                                 Trust Account:  3335560-0

     84. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

          (a)  31-59 days          156,689.15     12
          (b)  60-89 days           74,824.41      3
          (c)  90 or more days            .00      0

     85.  Principal Balance of Defaulted Contracts                          .00

     86.  Number of Liquidated Contracts and
          Net Liquidated Loss                      0                        .00

     87.  Number of Loans Remaining                              4,888

     88.  Number and Principal Balance of Contracts with FHA
          Claims finally rejected, or no FHA claim was submitted
          because FHA insurance was unavailable    0                        .00

     89.  FHA Insurance reserve amount                            92,088,327.22

     90.  Amount received from FHA Insurance                                .00


     Please contact the Bondholder Relations Department of First Trust National Association at (612) 973-6700 with any questions regarding this Statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   APRIL 1997
                                    Page 12

                                      Distribution Date: 5/15/97
                                      CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                               TL6 TM4 TN2 TP7 TQ5 TR3
                                      Trust Account:  3335560-0

          CLASS HE: A CERTIFICATES
          ------------------------

     1.   (a)  Sub-Pool HE Amount Available (including
               Monthly Servicing Fee)                           9,788,784.24

          (b)  Class HE: M-1 Interest Deficiency Amount
               (if any), Class HE: M-2 Interest Deficiency
               Amount (if any) and Class HE: B-1 Interest
               Deficiency Amount (if any) withdrawn for
               Payment Date                                              .00

          (c)  Sub-Pool HE Amount Available after giving effect
               to withdrawal of any, Class HE: M-1 Interest
               Deficiency Amount, Class HE: M-2 Interest Deficiency
               Amount and Class HE: B-1 Interest Deficiency Amount
               for prior Payment Date                          9,788,784.24

          INTEREST

     2.   Aggregate Interest
               (a)  Class HE: A-1ARM Pass-Through Rate 5.87750%
               (a)  Class HE: A-1 Interest                           340,852.59
               (c)  Class HE: A-1 Pass-Through Rate    5.99%
               (d)  Class HE: A-1 Interest                           194,415.89
               (e)  Class HE: A-2 Pass-Through Rate    6.32%
               (f)  Class HE: A-2 Interest                           152,733.33
               (g)  Class HE: A-3 Pass-Through Rate    6.62%
               (a)  Class HE: A-3 Interest                           521,325.00
               (b)  Class HE: A-4 Pass-Through Rate    6.85%
               (c)  Class HE: A-4 Interest                           142,708.33
               (d)  Class HE: A-5 Pass-Through Rate    7.21%
               (e)  Class HE: A-5 Interest                           375,653.02
               (f)  Class HE: A-6 Pass-Through Rate    7.16%
               (g)  Class HE: A-6 Interest                           304,300.00

     3.   Amount applied to Unpaid Class HE: A Interest Shortfall           .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   APRIL 1997
                                    Page 13

                                 Distribution Date: 5/15/97
                                 CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                          TL6 TM4 TN2 TP7 TQ5 TR3
                                 Trust Account:  3335560-0

     4.   Remaining Unpaid Class HE: A Interest Shortfall                   .00

            PRINCIPAL

     5.   Class HE: A-1ARM Formula Principal Distribution Amount:
          (Lesser Of Class HE: A-1 ARM Principal Balance or sum of (a)-(f))

               (a)  Scheduled Principal                  48,542.26
               (b)  Principal Prepayments             1,621,899.05
               (c)  Liquidated Contracts                       .00
               (d)  Repurchases                                .00
               (e)  Clause (v) of defination                   .00

                               Total Principal                     1,670,441.31

     6.   Sub-Pool HE: Class A Formula Principal Distribution Amount:

               (a)  Scheduled Principal                 391,402.50
               (b)  Principal Prepayments             3,528,688.72
               (c)  Liquidated Contracts                       .00
               (d)  Repurchases                                .00
               (e)  Previously undistributed
                    Principal amount                           .00
               (f)  Less Class HE: A-1ARM Formula
                    Principal Distribution Amount              .00

                               Total Principal                     3,920,091.22

     7.   Pool Scheduled Principal Balance of Sub-Pool HE        357,827,007.96
          Scheduled Principal Balance of Adjustable Rate
          Contracts                                               67,920,900.59

     8.   Sub-Pool HE Senior Percentage for such Payment Date               100%

     9.   Class HE: A-6 Lockout Percentage for such Payment Date            100%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-A
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 14

                                      Distribution Date: 5/15/97
                                      CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                               TL6 TM4 TN2 TP7 TQ5 TR3
                                      Trust Account:  3335560-0

10.     Class HE: A Principal Distribution:

            (a)  Class HE: A-1ARM                                   1,670,441.31
            (b)  Class HE: A-6 Lockout Remittance Amount                     .00
            (c)  Balance of Sub-Pool HE Senior Percentage of Sub-
                 Pool HE Formula Principal Distribution Amount:

                 (i)    Class HE: A-1                               3,920,091.22
                 (ii)   Class HE: A-2                                        .00
                 (iii)  Class HE: A-3                                        .00
                 (iv)   Class HE: A-4                                        .00
                 (v)    Class HE: A-5                                        .00
                 (vi)   Class HE: A-6                                        .00

11.     Class HE: A Principal Balance:

            (a)  Class HE: A-1ARM Principal Balance                67,920,900.59
            (b)  Class HE: A-1 Principal Balance                   35,027,999.96
            (c)  Class HE: A-2 Principal Balance                   29,000,000.00
            (d)  Class HE: A-3 Principal Balance                   94,500,000.00
            (e)  Class HE: A-4 Principal Balance                   25,000,000.00
            (f)  Class HE: A-5 Principal Balance                   62,522,000.00
            (g)  Class HE: A-6 Principal Balance                   51,000,000.00

        CLASS HE: M-1 CERTIFICATES
        --------------------------

12.     Sub-Pool HE Amount Available less the Class HE:
        A Distribution Amount (including Monthly Servicing Fee)  2,166,263.55

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-A
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 15

                                      Distribution Date: 5/15/97
                                      CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                               TL6 TM4 TN2 TP7 TQ5 TR3
                                      Trust Account:  3335560-0

        INTEREST on Class HE: M-1 Principal Balance less Call HE: M-1 Liquidation Loss Principal Amount

13.     Current Interest
               (a)  Class HE: M-1 Pass-Through Rate    7.71%
               (b)  Class HE: M-1 Interest                            153,409.73

14.     Amount applied to Unpaid Class HE: M-1 Interest Shortfall            .00

15.     Amount applied to Class HE: M-1 Interest Deficiency Amount           .00

16.     Remaining unpaid Class HE: M-1 Interest Deficiency Amount            .00

17.     Remaining unpaid Class HE: M-1 Interest Shortfall                    .00

        PRINCIPAL

18.     Sub-Pool HE: Class M-1 Formula Principal Distribution Amount:

               (a)  Scheduled Principal                 .00
               (b)  Principal Prepayments               .00
               (c)  Liquidated Contracts                .00
               (d)  Repurchases                         .00
               (e)  Previously undistributed
                    Principal Amounts                   .00

                              Total Principal                                .00

19.     Pool Scheduled Principal Balance of Sub-Pool HE           357,827,007.96
        Scheduled Principal Balance of Adjustable Rate
        Contracts                                                  67,920,900.59

20.     Sub-Pool HE Senior Percentage for such Payment Date                 100%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-A
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 16

                                            Distribution Date: 5/15/97
                                            CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                            TL6 TM4 TN2 TP7 TQ5 TR3

                                            Trust Account:  3335560-0

21.     Class HE: M-1 Principal Distribution                                 .00

22.     Class HE: M-1 Principal Balance                            23,877,000.00

          INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

23.     Sub-Pool HE Aggregate Liquidation Loss Principal Amount              .00

24.     Class HE: M-1 Liquidation Loss Principal Amount                      .00

25.     Interest at Class HE: M-1 Pass-Through Rate on:

               (a)  Class HE: M-1 Liquidation Loss
                    Principal Amount                                         .00
               (b)  Unpaid Class HE: M-1 Liquidation Loss
                    Interest Shortfall                                       .00

26.     Amount applied to such interest                                      .00

27.     Liquidation Loss interest remaining unpaid                           .00

        CLASS HE: M-2 CERTIFICATES
        --------------------------

28.     Sub-Pool HE Amount Available less the Class HE:
        A Distribution Amount and Class HE: M-1 Distribution
        Amount (including Monthly Servicing Fee)                    2,012,853.82

        INTEREST on Class HE: M-2 Principal Balance less Class HE:
        M-2 Liquidation Loss Principal Amount

29.     Current Interest
               (a)  Class HE: M-2 Pass-Through Rate        7.90%
               (b)  Class HE: M-2 Interest                            100,027.17

30.     Amount applied to Unpaid Class HE: M-2 Interest Shortfall            .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   APRIL 1997
                                    Page 17

                                           Distribution Date: 5/15/97
                                           CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                                       TL6 TM4 TN2 TP7 TQ5 TR3
                                           Trust Account:  3335560-0

31.     Amount applied to Class HE: M-2 Interest Deficiency Amount           .00

32.     Remaining unpaid Class HE: M-2 Interest Deficiency Amount            .00

33.     Remaining unpaid Class HE: M-2 Interest Shortfall                    .00

        PRINCIPAL

34.     Sub-Pool HE: Class M-2 Formula Principal Distribution Amount:

               (a)  Scheduled Principal                .00
               (b)  Principal Prepayments              .00
               (c)  Liquidated Contracts               .00
               (d)  Repurchases                        .00
               (e)  Previously undistributed
                    Principal Amounts                  .00
               (f)  Less Class HE: A-1ARM Formula
                    Principal Distribution Amount      .00

                              Total Principal                                .00

35.     Pool Scheduled Principal of Sub-Pool HE                   357,827,007.96
        Scheduled Principal Balance of Adjustable
        Rate Contracts                                             67,920,900.59

36.     Sub-Pool HE Senior Percentage for such Payment Date                 100%

37.     Class HE: M-2 Principal Distribution                                 .00
38.     Class HE: M-2 Principal Balance                            15,194,000.00

        INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

39.     Sub-Pool HE Aggregate Liquidation Loss Principal Amount              .00

40.     Class HE: M-2 Liquidation Loss Principal Amount                      .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   APRIL 1997
                                    Page 18

                                Distribution Date: 5/15/97
                                CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                TL6 TM4 TN2 TP7 TQ5 TR3
                                Trust Account:  3335560-0

41.     Interest at Class HE: M-2 Pass-Through Rate on:

               (a)  Class HE: M-2 Liquidation Loss Principal Amount          .00
               (b)  Unpaid Class HE: M-2 Liquidation Loss Interest
                    Shortfall                                                .00

42.     Amount applied to such interest                                      .00

43.     Liquidation Loss interest remaining unpaid                           .00
        Class HE: B Principal Distribution Tests
        (tests must be satisfied on and after the Payment Date occurring in July 1999)

44.     Sub-Pool HE Average Sixty-Day Delinquency Ratio Test

        (a)  Sixty-Day Delinquency Ratio for current Payment Date           .26%

        (b)  Average Sixty-Day Delinquency Ratio Test (arithmetic
             average of ratios for this month and two preceding
             months; may not exceed 2.5%)                                   .12%

45.     Sub-Pool HE Average Thirty-Day Delinquency Ratio Test

        (a)  Thirty-Day Delinquency Ratio for current Payment Date         1.84%

        (b)  Average Thirty-Day Delinquency Ratio Test (arithmetic average of ratios for this month and two preceding
             months; may not exceed 5%)                                     .91%

46.     Sub-Pool HE Cumulative Realized Losses Test

        (a)  Cumulative Realized Losses for current Payment Date
             (as a percentage of Cut-Off Date Pool Principal
             Balance; may not exceed 9%)                                    .00%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   APRIL 1997
                                    Page 19

                                      Distribution Date: 5/15/97
                                      CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                      TL6 TM4 TN2 TP7 TQ5 TR3
                                      Trust Account:  3335560-0

47.     Sub-Pool HE Current Realized Losses Test

        (a)  Current Realized Losses for current Payment Date                .00

        (b)  Current Realized Loss Ratio (total Realized Losses for most recent three months, multiplied by 4, divided by
             arithmetic average of Pool Scheduled Principal Balances
             for third preceding Remittance and for current Remittance
             Date; may not exceed 2%)                                       .00%

48.     Class HE: B Principal Test

        (a)  Class HE: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled Principal
             Balance for prior Payment Date (must equal or exceed 10%)     5.03%

        CLASS HE:B-1 CERTIFICATES
        -------------------------

49.     Sub-Pool HE Amount Available less the Class HE: A Distribution
        Amount and Class HE: M Distribution Amount (including Monthly
        Servicing Fee)                                              1,912,826.65

        INTEREST

50.     Class HE: B-1 Pass-Through Rate                                    7.87%

51.     Current Interest                                               99,647.32

52.     Amount applied to Unpaid Class HE: B-1 Interest Shortfall            .00

53.     Amount applied to Class HE: B-1 Interest Deficiency Amount           .00

54.     Remaining unpaid Class HE: B-1 Interest Deficiency Amount            .00

55.     Remaining Unpaid Class HE: B-1 Interest Shortfall                    .00

        PRINCIPAL

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   APRIL 1997
                                    Page 20

                                Distribution Date: 5/15/97
                                CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                TL6 TM4 TN2 TP7 TQ5 TR3
                                Trust Account:  3335560-0

56.     Sub-Pool HE: Class B-1 Formula Principal Distribution Amount:

               (a)  Scheduled Principal                                      .00
               (b)  Principal Prepayments                                    .00
               (c)  Liquidated Contracts                                     .00
               (d)  Repurchases                                              .00
               (e)  Previously undistributed
                    Principal Amounts                                        .00
               (f)  Less Class HE: A-1ARM Formula
                    Principal Distribution Amount                            .00

                          Total Principal                                    .00

57.     Pool Scheduled Principal of Sub-Pool HE                   357,827,007.96
        Scheduled Principal Balance of Adjustable
        Rate Contracts                                             67,920,900.59

58.     Class HE: B Percentage for such Payment Date                          0%

59.     Class HE: B Percentage of Formula Principal
        Distribution Amount                                                   0%

60.     Class HE: B Principal Balance                              21,706,008.00

61.     Class HE: B-1 Principal Balance                            15,194,000.00

        INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

62.     Sub-Pool HE Aggregate Liquidation Loss Principal Amount              .00

63.     Class HE: B-1 Liquidation Loss Principal Amount                      .00

64.     Interest at Class HE: B-1 Pass-Through Rate on:

        (a)  Class HE: B-1 Liquidation Loss Principal Amount                 .00
        (b)  Unpaid Class HE: B-1 Liquidation Loss Interest Shortfall        .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-A
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 21

                                             Distribution Date: 5/15/97
                                             CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                             TL6 TM4 TN2 TP7 TQ5 TR3
                                             Trust Account:  3335560-0

     65.   Amount applied to such interest                                  .00

     66.   Liquidation Loss interest remaining unpaid                       .00

           CLASS HE: B-2 CERTIFICATES

     67.   Remaining Sub-Pool HE Amount Available                  1,813,179.33

           INTEREST

     68.   Class HE: B-2 Pass-Through Rate                8.08%

     69.   Current Interest                                           43,847.52

     70.   Amount applied to Unpaid Class HE: B-2 Interest Shortfall        .00

     71.   Remaining Unpaid Class HE: B-2 Interest Shortfall                .00

           PRINCIPAL

     72.   Sub-Pool HE: Class B-2 Formula Principal Distribution Amount:

              (a)        Scheduled Principal                 .00
              (b)        Principal Prepayments               .00
              (c)        Liquidated Contracts                .00
              (d)        Repurchases                         .00
              (e)        Previously undistributed
                         Principal Amounts                   .00
              (a)        Less Class HE: A-1ARM Formula
                         Principal Distribution Amount       .00

                               Total Principal                              .00

     73.   Pool Scheduled Principal Balance of Sub-Pool HE       357,827,007.96

     74.   Class HE: B Percentage for such Payment Date                       0%


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   APRIL 1997
                                    Page 22

                                       Distribution Date: 5/15/97
                                       CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                       TL6 TM4 TN2 TP7 TQ5 TR3
                                       Trust Account:  3335560-0



75.  Class HE: B Percentage of Formula Principal Distribution Amount           .00%

76.  Current Principal (Class HE: B Percentage of Formula Principal
     Distribution Amount less Class HE: B-1 Principal Balance)                 .00

77.  Class HE: B-2 Liquidation Loss Principal Amount                           .00

78.  Class HE: B-2 Guaranty Payment                                            .00

79.  Class HE: B-2 Principal Balance                                  6,512,008.00

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

80.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount                   .00

81.  Class HE: B-2 Liquidation Loss Principal Amount                           .00

82.  Interest at Class HE: B-2 Pass-Through Rate on:

     (a)  Class HE: B-2 Liquidation Loss Principal Amount                      .00
     (b)  Unpaid Class HE: B-2 Liquidation Loss Interest Shortfall             .00

83.  Amount applied to such interest                                           .00

84.  Liquidation Loss interest remaining unpaid                                .00


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   APRIL 1997
                                    Page 23

                                      Distribution Date: 5/15/97
                                      CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                      TL6 TM4 TN2 TP7 TQ5 TR3
                                      Trust Account:  3335560-0

          CLASS HE: A, CLASS HE: M, and CLASS HE: B CERTIFICATES
          ------------------------------------------------------

     85.  Sub-Pool HE Pool Factors

                (a) Class HE: A-1ARM Pool Factor                      .97277220
                (b) Class HE: A-1 Pool Factor                         .84404819
                (c) Class HE: A-2 Pool Factor                        1.00000000
                (d) Class HE: A-3 Pool Factor                        1.00000000
                (e) Class HE: A-4 Pool Factor                        1.00000000
                (f) Class HE: A-5 Pool Factor                        1.00000000
                (g) Class HE: A-6 Pool Factor                        1.00000000
                (h) Class HE: M-1 Pool Factor                        1.00000000
                (i) Class HE: M-2 Pool Factor                        1.00000000
                (j) Class HE: B-1 Pool Factor                        1.00000000
                (k) Class HE: B-2 Pool Factor                        1.00000000

     86. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

          Total HE
          (a)  31-59 days                   7,041,586.52       127
          (b)  60-89 days                     787,448.39        15
          (a)  90 or more days                305,320.06         3

          Adjustable Rate
          (a)  31-59 days                     795,512.92         6
          (b)  60-89 days                            .00         0
          (c)  90 or more days                       .00         0

     87.  Principal Balance of Defaulted Contracts                           .00

     88.  Number of Liquidated Contracts and
          Net Liquidated Loss

          Total HE Contracts                                     0           .00
          Adjustable Rate Contracts                              0           .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                   APRIL 1997
                                    Page 24

                                       Distribution Date: 5/15/97
                                       CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                       TL6 TM4 TN2 TP7 TQ5 TR3
                                       Trust Account:  3335560-0



89.  Number of Loans Remaining

      Total HE Contracts                                7,250
      Adjustable Rate Contracts                           566

90.   Number of Principal Balance of Contracts with FHA Claims
      finaly rejected, or no FHA claim was submitted because
      FHA Insurance was unavailable                         0             .00

91.   FHA Insurance reserve amount                              92,088,327.22

92.   Amount received from FHA Insurance                                  .00



      CLASS HE: C CERTIFICATES
      ------------------------

93.   Monthly Servicing Fee                                        322,061.43

94.   Guarantee Fee                                              1,288,245.73

95.   Class C Residual Payment                                     539,868.05


Please contact the Bondholder Relations Department of First Trust National Association at (612)973-6700 with any questions regarding this Statement or your Distribution.